CONSENT OF INDEPENDENT ACCOUNTANTS



            As independent public accountants, we hereby consent to the incorporation of our report dated March 5, 1999 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3 (File No. 333-15027) and Form S-8 (File No. 033-70754).



                                                /S/ Patrusky, Mintz & Semel
                                                ---------------------------
                                                   Patrusky, Mintz & Semel


New York, New York
May 14, 1999